                                                                      EXHIBIT 10

                                      (LOGO)
                               FIRST REPUBLIC BANK
                        It's a privilege to serve you(R)

September 24, 2004

Robert H. Hambrecht
Ironstone Group, Inc.
539 Bryant Street, Suite 100
San Francisco, CA 94107

Dear Mr. Hambrecht:

Congratulations on your new EAGLE ONE LOAN. Enclosed you will find the "EAGLE ONE LOAN Credit Agreement" referred to in the EAGLE ONE LOAN Application which was submitted to First Republic Bank. Please carefully review this agreement to be familiar with all the terms and conditions. Your draw on the credit line will constitute your approval, and the approval of each Guarantor, to all of the terms and conditions of the enclosed Eagle One Loan Documents; and at such time the grant of the security interest in the Collateral as provided in the Loan Documents will be effective. This is the approval letter identified in the enclosed agreement; the "Basic Credit Terms" for your EAGLE ONE LOAN are as follows:

- Your approved "Credit Limit" is $100,000 with an "Opening Date" of SEPTEMBER 23, 2004.

- Your EAGLE ONE LOAN has a "Term" of 12 months, and will automatically renew upon our review.

- You have qualified for a 3.00% rate reduction from our standard rate of Prime + 3.00%, based on your existing relationship with First Republic Bank. Your resulting variable interest rate based on Lender's Prime plus a "Spread" of 0.00% results in an initial rate of 4.75%.

-     The "Floor Rate" applicable to your Credit Line is 4.25%.

- A monthly "Regular Payment" will be debited from your checking account 995-0003-9021 on the 15TH of each month.

-     Your Loan Number is 0210068644.

- You have been charged a one time nonrefundable fee of $250.00. You will be charged an annual fee of $150.00 thereafter.

You may access funds from your EAGLE ONE Line of Credit by calling your First Republic Bank banker to request an advance for a specific dollar amount. Principal paydowns may be made by calling your FRB Banker, by dropping off a check at any of our branches, or by mailing a payment to: First Republic Bank,
ATTN: Loan Servicing, 111 Pine Street, San Francisco, CA 94111.

Here at First Republic Bank, we are committed to outstanding customer service and exceptional product lines. Our primary means of gauging both is feedback from you. We ask that you take a moment to complete the customer survey so that we may improve our products and services for you and our other clients. Again, congratulations, and thank you for your business.

It's a privilege to serve you,

/s/ Nathan Rogge
----------------------------
Nathan Rogge
SENIOR VICE PRESIDENT
BUSINESS BANKING MANAGER

SAN FRANCISCO   LOS ANGELES   SANTA BARBARA    SAN DIEGO   LAS VEGAS    NEW YORK
--------------------------------------------------------------------------------
  III PINE STREET, SAN FRANCISCO, CALIFORNIA 94111-5602, TEL (415) 392-1400 OR
                       (800) 392-1400, FAX (415) 392-1413
 CONVENIENT INTERNET BANKING AT www.firstrepublic.com - NEW YORK STOCK EXCHANGE
                           SYMBOL: FRC - MEMBER FDIC

                            (FIRST REPUBLIC BANK LOGO)
                        It's a privilege to serve you(R)

                        EAGLE ONE LOAN CREDIT DOCUMENTS

                                   EFFECTIVE
                                  AUGUST 2004

                               FIRST REPUBLIC BANK
                                 EAGLE ONE LOAN
                                CREDIT DOCUMENTS

The EAGLE ONE LOAN CREDIT DOCUMENTS ("Documents") in this package together with the Application and Approval Letter are part of the Agreement regarding the loan(s) to Borrower as described in the Application and Approval Letter. The following terms and conditions become a part of the Agreement among Bank and Borrower, effective upon approval of the Application by Bank as stated in the Application.

SECTION A. LOAN AMOUNT AND TERMS.

Bank will provide an E1LOC or E1TL (both as defined in the Application) ("Loan") in an amount not to exceed the Credit Limit as set forth in the Approval Letter ("Approval Letter") sent by the Bank on the terms and conditions as follows:

1. TERMS APPLICABLE TO A LINE OF CREDIT LOAN. The following terms shall apply to an E1LOC Loan if one is identified in the Approval Letter and Application:

      (a) Bank will provide an E1LOC Loan in an amount not to exceed the Credit Limit for the E1LOC Loan identified in the Approval Letter in periodic Advances upon the oral or written request of Borrower to Bank as set forth in the Approval Letter. All Advances, up to the Approved Amount, shall be disbursed into the Account with Bank upon oral or written request of Borrower. As long as Advances are deposited into the Account, the Bank may rely on the authority of the Person making the request for an Advance.

      (b) Interest only shall be payable on the date set forth in the Approval Letter and on the same date of each consecutive month beginning with the first month after the first Advance, and continuing until the date provided in Section 1.(c) below, on which date all accrued interest shall be payable in full.

      (c) All principal owed on the E1LOC Loan and unpaid and accrued interest shall be paid without

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claim, notice or presentment on the earlier of (i) a demand by Bank; (ii) the occurrence of an Event of Default; or (iii) the Initial Deadline Date or an Extended Deadline Date unless such Deadline Dates have been automatically renewed as specified below. The "Initial Deadline Date" shall be thirteen (13) months after the effective date of the line of credit Loan as specified in the Approval Letter. This Loan shall automatically renew for an additional twelve
(12) months after the Initial Deadline Date and for consecutive twelve (12) month periods thereafter (each an "Extended Deadline Date") unless (i) a demand has been made by Bank, (ii) an Event of Default has occurred and is continuing, or (iii) Bank notifies Borrower within thirty (30) days prior to the Initial Deadline Date or any Extended Deadline Date that the Loan is due or will not be automatically extended.

2. TERMS APPLICABLE TO A TERM LOAN.

The following terms shall apply to a E1TL Loan if one is identified in the Approval Letter and Application:

      (a) Bank will provide an E1TL Loan in a single Advance in an amount not to exceed the Credit Limit for the E1TL identified in the Approval Letter and which Advance shall be deposited into the Account.

      (b) Principal and interest shall be payable on the date set forth in the Approval Letter and on the same date of each consecutive month beginning with the first month after the first Advance, and continuing until the date provided in Section 2.(c) below, on which date all accrued principal and interest shall be payable in full.

      (c) All principal owed on the E1TL Loan and unpaid and accrued interest shall be paid without claim, notice or presentment on the earlier of (i) the occurrence of an Event of Default; or (ii) the Maturity Date as provided in the Approval Letter.

3. TERMS APPLICABLE TO BOTH A LINE OF CREDIT LOAN AND A TERM LOAN.

      (a) CREDIT PAYMENT; INTEREST RATE.

            (i) Borrower promises to pay to Bank, or order, at its office at 101 Pine Street, San Francisco, California, or at such other place as the holder hereof may designate, in lawful money of the

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

            United States of America the Approved Amount or so much thereof as may be advanced from time to time under the terms and conditions of this Section A, together with interest as provided above on the unpaid principal of the Loan.

            (ii) Interest on the Loan shall accrue from the date of any Advance and be calculated as a floating rate based on the Prime Rate plus the Spread set forth in the Approval Letter ("Interest Rate"), and shall accrue daily from the date of any Advance. The Interest Rate shall be adjusted upon a change in the Prime Rate; provided, however, it shall never be less than the Floor Rate set forth in the Approval Letter.

            (iii) All interest shall be computed on the basis of a 360-day year for actual days elapsed. Borrower acknowledges and agrees that the calculation of interest on this basis may result in the accrual and payment of interest in amounts greater than those which would be payable if interest were calculated on the basis of a three hundred sixty-five (365) day year.

            (iv) Borrower may prepay the Loan in full or in part at any time.

      (b) CREDIT FEE. Bank may deduct a fee in an amount and on the date as set forth in the Approval Letter and thereafter annually on the anniversary of such date.

      (c) AUTOMATIC PAYMENT AUTHORIZATION. Borrower authorizes Bank to make automatic deductions from the Account as defined in Section A of the Application in order to pay all of the regularly scheduled installment payments of principal and/or interest on the Loan and the payment of the principal of the Loan at maturity (a "Regular Payment") that Borrower is obligated to make to Bank as provided in the Approval Letter. This authorization shall continue in full force and effect until the date which is five (5) Business Days after the date on which Bank actually receives written notice from Borrower expressly revoking this authority granted to Bank. Bank reserves the right to terminate the arrangement for automatic deductions from the Account at any time effective upon written notice to Borrower. Borrower shall maintain the Account at all times during the term of this Agreement.

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      (d) AFTER MATURITY/DEFAULT INTEREST RATE. At Banks sole option in each instance, upon the occurrence of an Event of Default (whether or not Bank has elected to accelerate unpaid interest or principal under the Agreement as a result of such default), or after the maturity date (whether the stated maturity date or the maturity date resulting from Bank's acceleration of unpaid interest and principal), then interest on the unpaid principal balance shall accrue at a rate of interest of five percent (5%) above the Interest Rate.

      (e) LATE CHARGE. If a Regular Payment in the full amount due is not received on or before the tenth (10th) day following the day the Regular Payment is due, Bank may assess a late charge in the amount of 4% of the amount of the overdue Regular Payment. Borrower agrees that the actual damages suffered by Bank because of any late Regular Payment are extremely difficult and impracticable to ascertain, and the late charge described in this Section represents a reasonable attempt to fix such damages under the circumstances existing at the time the Approval Letter is executed. Bank's acceptance of any late charge shall not constitute a waiver of any of the terms of the Agreement and shall not affect Bank's right to enforce any of its rights and remedies against any Person liable for payment of the Loan.

      (f) APPLICATION OF REGULAR PAYMENTS. Upon the occurrence of an Event of Default, at its option, Bank shall have the right to apply all Regular Payments made under the Agreement to principal, interest, and other charges, fees, costs and expenses payable by Borrower under the Agreement or in connection with the Loan in such order and amounts as Bank may determine in its sole discretion.

      (g) USE OF PROCEEDS. The Loan shall be used for business or commercial purposes in connection with the business of Borrower and not for personal, family or household purposes, and no part of the proceeds of the Loan shall be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

SECTION B. GENERAL TERMS AND CONDITIONS

The following terms and conditions and representations are part of the Agreement among Bank and Borrower:

1. REPRESENTATIONS AND WARRANTIES.

Until Bank is repaid in full, each Borrower makes the following representations and warranties:

      (a) EXISTENCE. If Borrower is an entity, it is duly organized, validly existing and in good standing under the laws of the state in which it is organized, and each is qualified to do business and is in good standing in each jurisdiction in which the ownership of its assets or the conduct of its business requires qualification as a foreign entity.

      (b) AUTHORITY. The Agreement and each other document delivered to Bank in connection with the Loan have been duly authorized, and upon their execution and delivery will constitute legal, valid and binding agreements and obligations of Borrower, Guarantor or any Person which executes the same, enforceable in accordance with their respective terms.

      (c) BORROWER. In the Application:

            (i) the full and correct name and address;

            (ii) state of formation; and

            (iii) all trade names for Borrower are complete and accurate.

      (d) No CONFLICTS. The execution, delivery and performance by Borrower, Guarantor or any Person of the Agreement and other documents executed in connection with the Loan and the granting of any liens shall not:

            (i) violate any Governmental Requirements applicable to such entity;

            (ii) constitute a breach of any provision contained in the organizational papers of such entity; or

            (iii) constitute an event of default under any agreement to which such entity is now a party or by which such entity may be bound.

      (e) FINANCIAL INFORMATION. All financial and other information that has been or will be supplied to

Bank is sufficiently complete to give Bank accurate knowledge of Borrower's and each Guarantor's financial condition and is a true statement of Borrower's and each Guarantor's financial condition and reflects any and all contingent liabilities.

      (f) LAWSUITS. There is no lawsuit, tax claim or adjustment or other dispute pending or threatened against Borrower or any Guarantor, their property or any of their businesses, or the Collateral.

      (g) COMPLIANCE AND TAXES. Borrower and each Guarantor is in compliance with all Governmental Requirements and satisfied all Taxes, due or payable by Borrower or Guarantor or any item of Collateral before delinquency.

      (h) PERMITS, FRANCHISES. Borrower and Guarantor each possesses, and will maintain, all Governmental Permits, memberships, franchises, contracts and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable Borrower or Guarantor to conduct the business in which Borrower or Guarantor is now engaged without conflict with the rights of others.

      (i) NO DEFAULTS. There is no default by Borrower or any Guarantor on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation to which it is a party.

      (j) TITLE TO ASSETS. Borrower has and at all times will have good, marketable and indefeasible title to the Collateral, free and clear of all liens, claims, encumbrances, or other security interests except Permitted Liens; and the right to grant the security interest in the Collateral.

      (k) NO OFFSETS. Each account, right to payment, instrument, document, chattel paper and other item of Collateral is (or will be when arising or issued) the valid and legally enforceable obligation, subject to no defense or set off (other than those arising in the ordinary course of business) of the obligor named therein.

      (l) CONTINUING AND CUMULATIVE WARRANTIES. The warranties and representations set forth in this Section and in any other agreement shall be true and correct at the time of execution of the Agreement and

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shall constitute continuing representations and warranties as long as any of the
Obligations remain unpaid or unperformed. The warranties and representations shall be cumulative and in addition to any and all other warranties and representations which Borrower shall give, or cause to be given, to Bank, either now or hereafter.

2. COVENANTS. Each Borrower agrees, until Bank is repaid in full or the Agreement is terminated, whichever occurs first:

      (a) ACCOUNTING METHODS; BOOKS AND RECORDS. Each shall maintain a standard and modern system of accounting in accordance with generally accepted accounting principles, consistently applied; not modify or change its method of accounting; permit Bank and any of Bank's representatives, on demand, during its usual business hours, or the usual business hours of third persons having control thereof, to have access to and examine all of its books relating to any of the Obligations, its financial condition and the results of its operations. Each irrevocably authorizes all accountants and auditors employed or retained by it to respond to and answer all requests from Bank for financial and other information. Upon Bank's request, each shall deliver to Bank such reports and information concerning its business, financial condition and affairs as Bank may reasonably request.

      (b) EXISTENCE. Each shall maintain its existence in good standing under the law of the state of its organization and maintain its qualification as a foreign entity in each jurisdiction in which the nature of its business requires such qualification.

      (c) CHANGE. No Borrower or Guarantor shall, without the prior written consent of Bank,

            (i) change its name, business structure, identity or state of formation or dissolve, suspend business, liquidate, merge, transfer or consolidate with any other entity;

            (ii) without at least thirty days' prior written notice to Bank, change the location of its business;

            (iii) transfer or sell any of its assets other than in the ordinary course of business; and

            (iv) purchase or lease all or the greater part of the assets or business of another.

      (d) RELIANCE BY BANK. The Bank may conclusively presume that all requests, statements, information, certifications, and representations, whether written or oral, submitted or made by Borrower or any of their agents to Bank in connection with the Loan are true and correct, and Bank shall be entitled to rely thereon, without investigation or inquiry of any kind by Bank.

      (e) FINANCIAL INFORMATION. Each shall deliver or cause to be delivered to Bank within ten (10) days of a request from Bank, updated financial information described in the Application. Each shall be at all times in compliance with all financial requirements of Bank and shall immediately notify Bank of any adverse change in the financial condition of Borrower and each Guarantor. Each acknowledges that Bank will review its credit annually and authorizes Bank to make whatever inquiries it deems necessary and appropriate, including for the purposes of verifying or checking on any information given and evaluating Borrower's or any Guarantors credit and reverifying their credit from time to time, including obtaining credit bureau reports.

      (f) LIQUIDITY. Each shall remain liquid at all times during the term of this Loan such that the total value of its assets will exceed its liabilities (contingent and non-contingent) and will be able to pay its debts as they come due.

      (g) MAINTENANCE OF PROPERTIES. Each shall maintain its business properties in good condition and repair. Borrower shall pay when due all judgment claims against either.

      (h) TAXES. Each shall pay when due all Taxes.

      (i) INSURANCE. Each shall keep in force insurance with companies acceptable to Bank and in such amounts and types as is usual in the business carried on by each, or as Bank may reasonably request. Insurance policies shall be in form and substance satisfactory to Bank.

      (j) PENSION PLANS. Each shall pay all amounts necessary to fund all of its employee benefit plans in accordance with their terms, and neither shall permit the occurrence of any event with respect to any such plan which would result in its liability, including any liability to the Pension Benefit Guaranty Corporation or any other Governmental Authority.

      (k) COMPLIANCE WITH LAWS. Each shall at all times comply with and keep in effect all Governmental Permits relating to it, the Collateral, and its other assets. Each shall at all times comply with and shall cause the Collateral to comply with:

            (i) all Governmental Requirements;

            (ii) all requirements and orders of all judicial authorities which have jurisdiction over it or the Collateral; and

            (iii) all covenants, conditions, restrictions and other documents relating to it or the Collateral.

      (l) NOTIFICATIONS. Each shall promptly notify Bank of:

            (i) any material adverse change in its or any Guarantor's financial condition and of any condition or event which constitutes a breach of or Event of Default under the Agreement; and

            (ii) any material pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Borrower or any Guarantor.

      (m) BANK EXPENSES. Each agrees to reimburse Bank for any and all Bank Expenses, and hereby authorizes and approves all advances and payments by Bank for items constituting Bank Expenses.

3. WAIVERS. Each Borrower waives:

      (a) presentment, demand for payment, protest, notice of demand, dishonor, protest and non-payment, and all other notices and demands in connection with the delivery, acceptance, performance, default under, and enforcement of the Agreement;

      (b) the right to assert any statute of limitations as a defense to the enforcement of any or all of the Agreement to the fullest extent permitted by law;

      (c) all rights, remedies, and benefits under California Civil Code Sections 1479 and 2822(a) and

      (d) all rights to require marshalling of assets or liens or all rights to require Bank to exercise any other right or power or to pursue any other remedy which Bank may have.

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4. DEFAULT. Bank, at its option, may declare Borrower to be in default under the
Agreement upon the occurrence of any or all of the following events (the declaration of such a default by Bank shall constitute an "Event of Default"):

      (a) FAILURE TO PAY. Borrower or Guarantor fails to make a payment under the Agreement when due.

      (b) FAILURE TO PERFORM. Borrower or any Guarantor or Person fails to perform any obligation or comply with any requirement under the Agreement or any Guaranty beyond any applicable cure period, if any.

      (c) MISREPRESENTATION. If any statement, information, certification, representation or warranty, whether oral or written, made by Borrower or any Guarantor to Bank is false or misleading.

      (d) INSOLVENCY. If an Insolvency Proceeding is commenced by Borrower or any Guarantor; or if an Involuntary Insolvency Proceeding is commenced against Borrower or any Guarantor and not dismissed within sixty (60) days.

      (e) RECEIVERS; TERMINATION. A receiver or similar official is appointed for any of Borrower's assets; or Guarantor or any co-guarantor is liquidated or dissolved.

      (f) INJUNCTION. If Borrower or Guarantor is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of Borrower's or Guarantor's business affairs.

      (g) SECURITY. If the validity or priority of the Bank's security interest in the Collateral is impaired for any reason or Bank, in good faith, believes the Collateral is in danger of misuse, dissipation; loss or damage.

      (h) TRANSFERS; DISSOLUTION; DEATH. The dissolution, termination or liquidation of Borrower or Guarantor if it is a corporation, partnership, limited liability company or other entity; or the transfer of more than twenty-five percent (25%) of the beneficial interests in Borrower or Guarantor; or the death or incompetency of Borrower or Guarantor if Borrower or Guarantor is an individual.

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      (i) LAWSUITS. Any lawsuit or lawsuits are filed against Borrower or
Guarantor which, if lost, would materially impair its financial condition or ability to repay the Loan.

      (j) JUDGMENTS. Any judgments or arbitration awards are entered against Borrower or Guarantor, or any of them enters into any settlement agreements with respect to any litigation or arbitration, any of which would materially impair Borrower's or Guarantor's financial condition or ability to repay the loan.

      (k) MATERIAL ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition from that shown in the original Application, or in Borrower's ability to repay the Loan, or in the Collateral, including, without limitation, failure to remain liquid as provided in Section B.2.(f).

5. REMEDIES. If an Event of Default shall have occurred and not been cured or waived in accordance with the terms hereof, Bank shall have the following rights and powers and may, at its option, without notice of its election and without demand, do any one or more of the following:

      (a) accelerate and declare any or all of the Obligations to be immediately due and payable;

      (b) discontinue advancing money or extending credit to or for the benefit of Borrower in connection with the Loan or under any other document or agreement between Bank and Borrower; or

      (c) exercise any or all rights and remedies under any or all of the Agreement and applicable law.

6. INDEMNIFICATION. Borrower shall indemnify and hold the Bank harmless from and against any and all claims, damages, liabilities, actions, and expenses (including attorneys' fees and costs) of every kind (collectively, the "Claims") arising out of or relating to any of the following:

      (a) a breach of any Obligations or warranties under the Agreement;

      (b) any act or omission by Borrower or Guarantor or their employees/agents; or

      (c) the Collateral or any of Borrower's properties. Borrower's obligation to indemnify under this

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

Section 6 shall survive the cancellation of the Obligations and the release of the Bank's lien on any Collateral.

7. MISCELLANEOUS.

      (a) RELATIONSHIP. Bank shall not be deemed a partner, joint venturer, trustee, fiduciary or participant in Borrower or Borrower's business. The relationship of Borrower and Bank is solely that of borrower and bank.

      (b) POWER OF ATTORNEY. Each Borrower irrevocably appoints Bank, with full power of substitution, as its attorney-in-fact, coupled with an interest, with full power, in Bank's own name or in the name of Borrower:

            (i) to sign, record and file all documents referred to in the Agreement;

            (ii) and after an Event of Default:

                  (a) endorse any checks, notes, and other instruments or documents evidencing the Collateral, or proceeds thereof;

                  (b) discharge claims, demands, liens, or taxes affecting any of the Collateral;

                  (c) collect payment on any Collateral;

                  (d) settle, and give releases of, any insurance claim that relates to any of the Collateral, obtain payment of claim, and make all determinations with respect to any such policy of insurance, and endorse Borrower's name on any proceeds of such policies of insurance;

                  (e) instruct any accountant or other person having control of any books or records relating to the Collateral to give Bank full rights of access with respect thereto;

                  (f) execute on behalf of Borrower any document exercising or assigning any option to purchase, sell, dispose of or lease any; and

                  (g) deal with any of the Collateral as though Bank were the owner thereof. Bank shall have the right to exercise the power of attorney granted in this Section directly or to delegate all or part of such power. Bank shall not be obligated to act on behalf of Borrower as attorney-in-fact.

                                       13

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SECTION C. SECURITY AGREEMENT

The following terms and conditions and representations are a part of the agreement among Bank and Borrower. This Section C applies to any Borrower granting a security interest as set forth below.

1. SECURITY INTEREST. Borrower hereby grants to Bank a continuing valid, first priority security interest in all of the following present and future assets now owned or hereafter acquired ("Collateral"):

      (a) Equipment;

      (b) Inventory;

      (c) Farm Products;

      (d) fixtures located at Borrower's business location at the address set forth in the Application;

      (e) other Goods, Instruments and Documents;

      (f) Chattel Paper;

      (g) General Intangibles;

      (h) Accounts and all other obligations now or hereafter owing to Borrower;

      (i) all deposit accounts and certificates of deposit, Regular Payment Intangibles, including those maintained with Bank

      (j) Investment Property,

      (k) Letters of Credit Rights;

      (l) all Supporting Obligations;

      (m) all proceeds and products of the foregoing; and

      (n) all of each Borrower's Books relating to the foregoing. Terms used herein shall have the meanings provided in the California Commercial Code.

2. COVENANTS. Until Bank is repaid in full, Borrower hereby covenants and agrees as follows:

      (a) NOTIFICATIONS. It shall promptly notify Bank of any material loss of or damage to any Collateral or of any adverse change, known to Borrower, in the prospect of payment of any material sums due on or under any item of Collateral.

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

      (b) GOOD REPAIR. It shall:

            (i) keep all tangible Collateral in good repair, normal depreciation excepted;

            (ii) not misuse or permit the misuse of any Collateral; or

            (iii) use or permit the use of any item of Collateral for any unlawful purpose or in any negligent manner.

Borrower shall use all tangible Collateral only in the ordinary course of its business and in a manner consistent with the terms of all insurance policies relating to said Collateral.

      (c) TAXES. Borrower shall promptly pay all Taxes assessed upon or against any Collateral or the security interest.

      (d) LIEN FREE. Except for the lien of Bank and Permitted Liens, Borrower shall keep all Collateral free and clear of all liens, claims, or restrictions on the use or removal thereof, including without limitation landlords' liens.

      (e) INSPECTION. Borrower shall at all reasonable times, permit Bank or its representatives to examine or inspect (on two (2) business days' notice) any Collateral wherever located, and to examine, inspect and copy Borrower's books and records pertaining to the Collateral and its business and financial condition and to discuss with Account Debtors and other obligors requests for verifications of amounts owed to Borrower.

      (f) RECORDS. Borrower shall keep accurate and complete books and records pertaining to the Collateral.

      (g) REPORTS. On Bank's request, Borrower shall deliver to Bank such reports and information available to Borrower's management concerning the Collateral and Borrower's business and affairs as Bank may reasonably request. All reports and information provided to Bank by Borrower shall be complete and accurate in all material respects.

      (h) DELIVERY. On Bank's request (before or after an Event of Default), Borrower shall, deliver to Bank any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower.

      (i) INSURANCE. Borrower shall at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Bank may reasonably request, with any loss payable to Bank to the extent of its interest and the value of such Collateral.

      (j) USE. Borrower shall not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any Governmental Requirements.

      (k) FIXTURES. Borrower shall not permit any Collateral to be affixed to any real property without first assuring to the reasonable satisfaction of Bank that the Security Interest will be senior to any other interest then or thereafter held by any lienholder or owner or purchaser of the real property.

3. EVENTS OF DEFAULT. In addition to the Events of Default set forth elsewhere in the Agreement, an additional Event of Default shall be if any of Borrower's assets are attached, or are levied upon, or come into the possession of any Judicial Officer or Assignee.

4. BANK'S RIGHTS AND REMEDIES. If an Event of Default shall have occurred and not been cured or waived in accordance with the terms hereof, Bank shall have the following rights, at its option, without notice of its election and without demand, do any one or more of the following:

      (a) UCC RIGHTS. Bank shall have all of the rights and remedies of a secured party under the Code and under the Agreement and under all other applicable laws.

      (b) PAYMENTS. Without notice to or demand upon Borrower or any Guarantor, make such payments and do such acts as Bank considers reasonable to protect its security interest in the Collateral, to satisfy or contest or compromise any lien, charge or claim which in the opinion of Bank appears to be superior to Bank's interest and to pay all related expenses. Borrower shall promptly reimburse Bank therefore as Bank Expenses. Any payments made by Bank shall not constitute:

            (i) an agreement by Bank to make similar payments in the future, or

            (ii) a waiver by Bank of any default under the Agreement.

Bank need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

      (c) LICENSE. In taking such action Bank shall have a license to use any trademarks, trade names or all Intellectual Property in disposing of the assets.

      (d) RECEIVER. Bank may obtain the appointment of a receiver to take possession of and, at the option of Bank, to collect, sell or dispose of the Collateral.

      (e) JUDICIAL ACTION. Bank may obtain a judgment for breach of any of the Obligations and foreclose or otherwise enforce its security interest in the Collateral by any judicial procedure.

      (f) PROCEEDS OF COLLATERAL. The proceeds of any disposition of the Collateral by Bank shall be applied as provided in the Code or under other applicable law.

      (g) REMEDIES CUMULATIVE. The remedies of Bank, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Bank, and may be exercised as often as occasion therefore shall arise.

5. LIABILITY FOR DEFICIENCY. Borrower shall at all times remain liable for any deficiency remaining on the Obligations for which Borrower is liable after any disposition of Collateral.

6. ACTIONS. Bank shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which Bank determines may affect:

      (a) the Collateral;

      (b) Borrower's or Bank's rights or obligations under the Agreement;

      (c) the Loan.

SECTION D. CONTINUING GUARANTY

The following terms and conditions and representations are part of the Agreement among Bank, Borrower and Guarantor. This Section D applies to any Guarantor as identified in the Application.

1. GUARANTY OF PAYMENT AND PERFORMANCE. Guarantor, as primary obligor and not merely as surety, absolutely and unconditionally guarantees and promises to pay Bank or order, on demand, in lawful money of the United States, any and all Obligations (as hereinafter defined) of Borrower to Bank under any existing or future agreement with Bank, and also absolutely and unconditionally guarantees the due performance by Borrower of all its Obligations under all existing and future agreements with Bank.

2. CONTINUING GUARANTY. This Guaranty is, as to each Guarantor, a continuing guaranty, which shall remain effective without reaffirmation until it has been terminated in writing sent by certified mail to Bank at the address set forth in the Application. Such termination shall be applicable only to transactions committed to or having their inception after the effective date of termination and upon actual receipt of written notice by Bank and shall not affect rights and obligations arising out of transactions committed to or having their inception prior to such date. Termination by any Guarantor shall not affect the continuing liability hereunder of any Guarantor who does not give notice of termination. This Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, or by any modification, release or other alteration of any of the Obligations hereby guaranteed or of any security therefore, including without limitation, pursuant to a bankruptcy or reorganization proceeding in connection with Borrower, or by any agreement or arrangements whatsoever with Borrower or anyone else. Guarantor acknowledges and agrees that the Obligations of Borrower are a revolving credit and/or that the amount of the Obligations may at any one time be zero dollars, which shall not constitute a termination of this Guaranty.

3. JOINT AND SEVERAL OBLIGATIONS. The obligations hereunder are joint and several as to each and every Guarantor, and are independent of Borrower's obligations. A separate action or actions may be brought against Guarantor, or any one of them, whether action is brought against Borrower or whether Borrower is joined in any such action or actions. Each Guarantor agrees that any releases which may be given by Bank to any one or more of the Guarantor shall not release him, her or it from this Guaranty.

4. AUTHORIZATION. Guarantor authorizes Bank, without notice or demand and without affecting its Lability hereunder, from time to time to:

      (a) renew, compromise, extend, accelerate or other wise change the time for payment of, or otherwise change any of the terms of the Obligations;

      (b) take and hold security for the payment of this Guaranty or the Obligations, and exchange, enforce, waive and release any such security;

      (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine;

      (d) accept or discharge (in whole or in part) additional guarantors; and

      (e) assign, without notice, this Guaranty in whole or in part and/or Bank's rights hereunder to anyone at any time.

5. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Bank that:

      (a) to the best of its knowledge, upon execution of this Guaranty, it will remain liquid; the total value of its assets will exceed its liabilities (contingent and non-contingent); and it will be able to pay its debts as they come due;

      (b) it has duly authorized by all necessary action the execution, delivery and performance of the Guaranty and in accordance with the provisions hereof will constitute legal, valid and binding obligations of Guarantor, enforceable in accordance with their respective terms;

      (c) the execution, delivery and performance by it of this Agreement shall not:

            (i) violate any Governmental Requirements by which it is bound;

            (ii) constitute an event of default under any agreement to which it is now a party or by which it may be bound; or

            (iii) will conflict with or result in the breach of, or require any consent under, its organizational documents;

      (d) all its financial statements and information delivered to Bank are true and correct and have been prepared in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in its financial condition;

      (e) there are not presently any actions or proceedings pending by or against it before any court or administrative agency, and it has no knowledge of any pending, threatened or imminent litigation, govern mental investigations or claims, complaints, actions or prosecutions;

      (f) its sole place of business or chief executive office or residence is as set forth in the Application, and it covenants and agrees that it will not, during the term of this Agreement, without thirty (30) days' prior written notification to Bank, relocate its place of business or chief executive office or residence; and

      (g) its warranties and representations set forth in this Section shall be true and correct at the time of execution of the Agreement by Guarantor and shall constitute continuing representations and warranties as long as any of the Obligations remain unpaid or unperformed.

The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which it shall give, or cause to be given, to Bank, either now or hereafter.

6. COVENANTS. Until Bank is repaid in full or the Agreement is terminated, whichever occurs first:

      (a) ACCOUNTING METHODS. Guarantor shall maintain a standard and modern system of accounting in accordance with generally accepted accounting prin-ciples consistently applied, as may from time-to-time be required by Bank; not modify or change its method of accounting; permit Bank and any of Bank's representatives, on demand, during its usual business hours, or the usual business hours of third persons having control thereof, to have access to and examine all of its books relating to any of its obligations to Bank, its financial condition and the results of Guarantor's operations, and, in connection therewith, permit Bank or any of Bank's representatives to copy and make extracts therefrom.

      (b) FINANCIAL INFORMATION. Guarantor shall deliver or cause to be delivered to Bank within ten (10) days of a request from Bank financial information described in the Application, which shall be complete and prepared in accordance with generally accepted accounting principles. Guarantor shall be at all times in compliance with all financial requirements of Bank.

      (c) NOTIFICATIONS. Guarantor shall promptly notify Bank of:

            (i) any material adverse change in Guarantor's financial condition and of any condition which constitutes a breach or Event of Default;

            (ii) any material pending, threatened litigation, investigations or claims involving Guarantor; or

            (iii) any material adverse change in Guarantor's financial status.

7. WAIVERS. Guarantor waives any right to require Bank to (a) proceed against Borrower; (b) proceed against or exhaust any security held from any person or marshalling of assets or liens; (c) proceed against any other Guarantor; or (d) pursue any other remedy available to Bank. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default or demand, notices of acceptance of and reliance on this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, notices of renewal, extension or modification of the Obligations, notice of any and all favorable and unfavorable information, whether financial or other, about Borrower, heretofore, now, or hereafter learned or acquired by Bank and all other notices to which Guarantor or any of them might otherwise be entitled, and the right to a jury trial in any action hereunder or arising out of Bank's transactions with Borrower. Guarantor hereby waives any and all suretyship defenses now or hereafter available to it under the California Civil Code or the Commercial Code, including, without limitation, (i) California Civil Code Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845,
2846, 2847, 2848, 2849, 2850, 2899 and 3433; (ii) Chapter 2 of Title 14 of the
California Civil Code; or (iii) California Commercial Code Section 3605. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Guarantor acknowledges that the waivers provided herein are made with Guarantor's full knowledge of the significance and consequence of such waivers, and that Bank is relying on such waivers.

8. SUBROGATION; SUBORDINATION. So long as any Obligations of Borrower to Bank remains outstanding, Guarantor waives and agrees not to assert any right of subrogation, indemnity or contribution against Borrower or any other person, and any right to participate in security now or hereafter held by Bank, including, without limitation, any such right set forth in California Civil Code Sections 1845, 2848 or 2849. Any and all present and future debts and obligations of Borrower to each Guarantor are hereby subordinated to the full payment and performance of all Obligations of Borrower to Bank. Any amounts received on such Obligations or obligations owed to Guarantor shall be held by Guarantor as trustee and paid over to Bank without affecting Guarantor's liability under this Guaranty.

9. FINANCIAL CONDITION. Guarantor assumes the responsibility to keep informed of the financial status of Borrower and of any circumstance which may affect Guarantor's obligations or Borrower's, and Guarantor recognizes and agrees that Bank is not obligated to keep Guarantor informed of any such circumstances. Where Borrower is a corporation, partnership or limited liability company it is not necessary for Bank to inquire into the powers of Borrower or the officers, directors, partners, manager or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Guarantor agrees that by executing this Guaranty it assumes all risks of bankruptcy or reorganization cases or proceedings in connection with Borrower.

10. REVIVAL. If Bank is required to reimburse to Borrower or any person any amount previously paid or recovered on account of the Obligations as a preference, fraudulent transfer or because of any bankruptcy proceeding or similar proceeding, Guarantor's obligations shall be reinstated and revived.

11. MISCELLANEOUS.

      (a) DEATH OF GUARANTOR; BINDING EFFECT. The death of any Guarantor shall not terminate this Guaranty as to such deceased or as to any other Guarantor. This Guaranty shall be binding upon the heirs, executors, administrators, successors and assigns of each Guarantor and shall inure to the benefit of Bank's successors and assigns. Guarantor may not assign its rights or obligations hereunder.

      (b) SINGULAR; PLURAL. In all cases where there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the "Borrower" and the word "Guarantor," respectively, shall mean all and any one or more of them.

      (c) CONSULTATION WITH ATTORNEY. Each Guarantor declares that he, she or it understands the contents of this Guaranty and has had an opportunity to consult with an attorney regarding the form and content of this Guaranty.

SECTION E. MISCELLANEOUS

The following terms and conditions are part of this Agreement among Bank, Borrower and Guarantor and applies to Borrower and Guarantor with respect to the Agreement.

      (a) CHOICE OF LAW; VENUE. The Agreement shall be governed by and construed in accordance with California law. The parties agree that all actions or proceedings arising in connection with the Agreement shall be litigated only in the state courts located in the County of San Francisco, State of California, or the federal courts located in the Northern District of California. Each waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court-ordered relief.

      (b) SUCCESSORS AND ASSIGNS. The Agreement shall be binding on Borrower's, Guarantor's and Bank's successors and assigns. Borrower and Guarantor each agrees that they may not assign any of the Agreement without Bank's prior consent. Bank may assign, in whole or in part, all of its right, title and interest in and to the Agreement at any time without the consent of Borrower or Guarantor. In connection with any assignment, Bank may disclose all documents and information that Bank has or may hereafter have relating to Borrower or Guarantor.

      (c) TIME OF ESSENCE. Time is of the essence of each provision of the Agreement.

      (d) SEVERABILITY; WAIVERS. Each provision of the Agreement shall be severable from every other provision of the Agreement for the purpose of determining the legal enforceability of any provision. No waiver by Bank of any of its rights or remedies in connection with the Agreement shall be effective unless it is in writing and signed by Bank. No omission by Bank to exercise a right as to any event shall be interpreted as a waiver or release of any subsequent right or remedy as to a subsequent event.

      (e) ATTORNEYS' FEES. On demand Borrower and Guarantor shall reimburse Bank for all costs and expenses, including, without limitation, reasonable attorneys' fees costs and disbursements (and fees and disbursements of Bank's in-house counsel) (collectively the "Fees and Costs") expended or incurred by Bank in any way in connection with the amendment, interpretation and enforcement of the Agreement and Bank's rights hereunder and to the Collateral. Fees and Costs shall include, without limitation, attorneys fees and costs incurred in any State, Federal or Bankruptcy Court, and in any Insolvency Proceeding of any kind.

      (f) NOTICES. Any notice or demand required under the Agreement shall be given in writing (at the addresses set forth in the Application) by any of the following means:

            (i) personal service;

            (ii) telegram or telecopying or electronic mail;

            (iii) overnight courier; or

            (iv) registered or certified, first class U.S. mail, return receipt requested, or to such other addresses as the parties may specify from time to time in writing.

Any notice, demand sent pursuant to either subsection (i) or (ii), above, shall be deemed received upon such personal service or upon dispatch by electronic means. Any notice, demand or request sent pursuant to subsection (iii), above, shall be deemed received on the business day immediately following deposit with the overnight courier, and, if sent pursuant to subsection (iv), above, shall be deemed received forty-eight (48) hours following deposit into the U.S. mail.

      (g) HEADINGS. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of the Agreement.

      (h) NO THIRD PARTY BENEFICIARIES. The Agreement is entered into for the benefit of Bank and Guarantors and their respective permitted successors and assigns. No other Person shall have any rights under the Agreement.

      (i) INTEGRATION AND AMENDMENT. The Agreement and any other documents executed in connection with the Agreement may not be changed or terminated orally. No modification to the Agreement or any other documents shall be effective unless in writing signed by Bank. Except for currently existing obligations of Borrower to Bank, all prior agreements, representations, warranties and negotiations between the parties (oral or written), if any, are merged into the Agreement.

      (j) CONSTRUCTION. Neither the Agreement nor any ambiguity therein shall be construed against Bank, whether under any rule of construction or otherwise. The Agreement has been reviewed by all parties and shall be interpreted according to the ordinary meaning of the words except as expressly defined herein or in the Code.

      (k) JOINT AND SEVERAL LIABILITY. If more than one Person or entity signs the Agreement (other than the Guarantor), the obligations of each signatory (other than the Guarantor) shall be joint and several.

      (l) FURTHER ASSURANCES. Within seven (7) days after written request by Bank, Borrower or Guarantor will execute and deliver to Bank further documents as may reasonably be requested by Bank.

      (m) REMEDIES. All rights and remedies under the Agreement and under any other agreement between Bank and Borrower or Guarantor shall be cumulative and in addition to all right, power and remedies given to Bank at law.

      (n) MARRIED PERSONS. Any married person who signs the Application hereby expressly agrees that recourse may be had against his/her community or separate property for all his/her obligations under the Agreement.

SECTION F. DEFINITIONS

For purposes of the Agreement, the following terms shall have the following definitions in addition to the definitions provided elsewhere in these documents:

      (a) ACCOUNT DEBTORS means all persons who now are or hereafter become in any way obligated, liable, or responsible for any payment of any kind in connection with any or all of the Accounts.

      (b) ADVANCE(S) shall mean an extension or all extensions of credit under this Agreement.

      (c) AGREEMENT means the Documents, the Application and the Approval Letter, any concurrent or subsequent extensions, supplements, amendments or modifications to any of the Documents and the Application.

      (d) BANK means and refers to First Republic Bank, a Nevada banking corporation, with a place of business located at 101 Pine Street, San Francisco, California 94111.

      (e) BANK EXPENSES means all costs and expenses incurred by Bank in connection with the Agreement or the transactions contemplated thereby, including, but not limited to, any expenses incurred in any proceedings or case in the U.S. Bankruptcy Courts in enforcing or defending its rights in its Collateral, or under the Agreement or under any note or other document executed in connection with the Agreement.

      (f) BANKRUPTCY CODE means Bankruptcy Reform Act of 1978 (11USC Section 101-1330) as now or hereafter amended or recodified.

      (g) BORROWER OR BORROWERS means the Person or Persons identified in the Application.

      (h) BORROWER'S BOOKS means all of Borrower's books and records including, but not limited to: minute books; ledgers, records indicating, summarizing or evidencing Borrower's assets, liabilities, the Collateral, the Obligations, and all information relating thereto; records indicating, summarizing or evidencing Borrower's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, and other computer prepared information and the equipment containing such information.

      (i) BUSINESS DAY means any day other than a day on which commercial banks in California are authorized or required by law to close.

      (j) CODE means the Uniform Commercial Code applicable to this transaction, as presently in effect and any replacements as and when such replacements become effective.

      (k) COLLATERAL means all property more specifically defined elsewhere in the Documents, if any, of Borrower or Guarantor or any third Person now or hereafter securing all or any part of the Obligations.

      (l) DEFAULT means any event which, with notice or passage of time or both, would constitute an Event of Default.

      (m) GOVERNMENTAL AUTHORITIES means

            (i) the United States;

            (ii) the state, county, city or other political subdivision in which any of the Collateral is located;

            (iii) all other governmental or quasi-governmental authorities, boards, bureaus, agencies, commissions, departments, administrative tribunals, instrumentalities and authorities; and

            (iv) all judicial authorities and public utilities having or exercising jurisdiction over Borrower, any Guarantor or the Collateral.

The term "Governmental Authority" means any one of the Governmental Authorities.

      (n) GOVERNMENTAL PERMITS means all permits, approvals, licenses, and authorizations now or hereafter issued by any Governmental Authorities for or in connection with the conduct of Borrower's or any Guarantor's business or the ownership or use by Borrower or any Guarantor of the Collateral or any of either one's other assets or properties.

      (o) GOVERNMENTAL REQUIREMENTS means all existing and future laws, ordinances, rules, regulations, orders, and requirements of all Governmental Authorities applicable to Borrower, any Guarantor, the Collateral or any of Borrower's other assets or properties.

      (p) GUARANTIES means, collectively, the Guaranty from any Guarantor identified in the Application and all other guaranty agreements of any kind, if any, now or hereafter executed by any Guarantors, and all extensions, renewals, modifications and replacement of any or all such documents.

      (q) GUARANTORS means, collectively,

            (i) the Person or Person, if any, now or hereafter guaranteeing payment of the Loan or payment or performance of the other Obligations, including the Persons, if any identified as guarantors in the Application; and

            (ii) Person or Persons, if any, now or hereafter entering into any of the third party pledge agreements.

      (r) INSOLVENCY PROCEEDING means any proceeding commenced by or against any person or entity, including Borrower, under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors.

      (s) JUDICIAL OFFICER OR ASSIGNEE means any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, or assignee for the benefit of creditors.

      (t) OBLIGATIONS means all debts, obligations, and liabilities of Borrower to the Bank currently existing or hereafter made, incurred or created, whether voluntary or involuntary, and however arising or evidenced, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether under any of the Agreement, or otherwise, and whether Borrower may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable, including all attorneys' fees and costs now or hereafter payable by Borrower to Bank under the Agreement or in connection with the collection and enforcement of such debts, obligations and liabilities. Notwithstanding anything to the contrary contained in the Agreement the term "Obligations" shall not include any debts that are or may hereafter constitute "consumer credit" which is subject to the disclosure requirements of the federal Truth-In Lending Act (15 U.S.C. Section 1601, et seq.) or any similar state law in effect from time to time, unless Bank and Borrower shall otherwise agree in a separate written agreement.

      (u) PERMITTED LIENS means any of the following:

            (i) liens for taxes, fees, assessments or other governmental charges/levies, either not delinquent or being contested in good faith by appropriate proceedings;

            (ii) equipment leases or vendor liens for equipment or trade fixtures, or

            (iii) any other liens agreed to in writing by Bank.

      (v) PERSON means any natural person or any legal entity, including any corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, trustee, or Governmental Authority.

      (w) PRIME RATE means a fluctuating rate per annum at all times equal to the rate Bank of America announces at its main offices in Charlotte, North

Carolina to be in effect from time to time as its reference rate.

      (x) TAXES shall mean foreign, federal, state and local taxes, assessments, and governmental charges now or hereafter levied, including all income, franchise, personal property, real property, excise, withholding, sales and use taxes.

NOTES: